Exhibit 10.31

AMENDMENT NO. 2 TO

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This AMENDMENT NO. 2 TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”) is entered into as of April 12, 2013, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), SCHOOL SPECIALTY, INC., a Wisconsin corporation (“Parent”), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company (“ClassroomDirect”), SPORTIME, LLC, a Delaware limited liability company (“Sportime”), DELTA EDUCATION, LLC, a Delaware limited liability company (“Delta Education”), PREMIER AGENDAS, INC., a Washington corporation (“Premier Agendas”), CHILDCRAFT EDUCATION CORP., a New York corporation (“Childcraft”), BIRD-IN-HAND WOODWORKS, INC., a New Jersey corporation (“Bird-In-Hand”), and CALIFONE INTERNATIONAL, INC., a Delaware corporation (“Califone”; Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft, Bird-In-Hand and Califone are collectively “Borrowers” and each a “Borrower”).

R E C I T A L S:

WHEREAS, on January 28, 2013 (the “Filing Date”), Borrowers and Guarantors (other than Select Agendas, Corp.) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (as hereinafter defined) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, Agent and Borrowers have entered into certain financing arrangements pursuant to that certain Debtor-in-Possession Credit Agreement, dated as of January 31, 2013 by and among Borrowers, the financial institutions from time to time party thereto (collectively, the “Lenders” and each a “Lender”) and Agent (as amended by that certain Amendment No. 1 to Debtor-in-Possession Credit Agreement, dated as of February 27, 2013 and as further amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the “Credit Agreement”));

WHEREAS, Borrowers have entered into that certain Senior Secured Super Priority Debtor-in-Possession Credit Agreement, dated as of February 27, 2013 (as amended by that certain Amendment No. 1 to Senior Secured Super Priority Debtor-in-Possession Credit Agreement, dated as of April 11, 2013, the “Bondholder Amendment”) among Borrowers, Select Agendas, Corp., Frey Scientific, Inc., Sax Arts & Crafts, Inc., U.S. Bank National Association, and the lenders from time to time party thereto; and

WHEREAS, Borrower has requested that Agent and Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and Agent and Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2. ACKNOWLEDGMENTS

2.1. Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that:

(a) each of the Credit Agreement, Existing Loan Agreement, the Loan Documents and Existing Loan Documents to which it is a party has been duly executed and delivered to Agent by such Borrower, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto,

(b) the agreements and obligations of such Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such Obligations, and

(c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement, the Existing Loan Agreement, the Loan Documents and the Existing Loan Documents and applicable law.

SECTION 3. AMENDMENTS

In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, effective as of the date hereof, the Credit Agreement is hereby amended as follows:

(a) Exhibit B-3 to the Credit Agreement is hereby supplemented by Exhibit A to this Agreement and has been consented to by each Lender, as contemplated by the definition of “Budget” in Schedule 1.1 of the Credit Agreement.

(b) Schedule 5.16 to the Credit Agreement is hereby amended and replaced with Exhibit B to this Agreement.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents, warrants and covenants as follows:

4.1. Representations in the Credit Agreement and the Loan Documents. The representations and warranties set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, as amended to date, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties (i) expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) are already qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects).

4.2. Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Agent and Lenders by each Borrower, is enforceable in accordance with its terms and is in full force and effect.

4.3. No Conflict. The execution, delivery and performance of this Agreement by each Borrower will not violate any requirement of law or contractual obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

4.4. Defaults. No Default or Event of Default has occurred and is continuing.

SECTION 5. CONDITIONS TO EFFECTIVENESS

The effectiveness of this Agreement is subject to the prior or concurrent consummation of each of the following conditions, each in form and substance satisfactory to Agent:

(a) an original of this Agreement, duly authorized, executed and delivered by each Borrower;

(b) an original of the Consent and Reaffirmation as attached at Exhibit C, duly authorized, executed and delivered by each Guarantor;

(c) Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement, the Credit Agreement, the Existing Loan Agreement, the other Loan Documents and the Existing Loan Documents; and

(d) Agent shall have received a fully executed copy of the Bondholder Amendment making a corresponding change to Schedule 5.18 of the Bondholder DIP Credit Agreement.

SECTION 6. MISCELLANEOUS

6.1. Continuing Effect of Credit Agreement. Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement and the Loan Documents are intended or implied by this Agreement and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement, the Credit Agreement and the Loan Documents, the terms of this Agreement shall govern and control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

6.2. Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Agent, on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution or delivery of this Agreement and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Agent, any Lender, any participant of any Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements contemplated hereby, in each case to the extent such expenses constitute Lender Group Expenses required to be paid under the Credit Agreement.

6.3. Further Assurances. At Borrowers’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

6.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of each Borrower made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

6.6. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

6.7. Reviewed by Attorneys. Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

6.8. Disgorgement. If Agent or any Lender is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest or other consideration shall be revived and continue as if such payment, interest or other consideration had not been received by Agent or such Lender, and the Borrowers shall be liable to, and shall indemnify, defend and hold Agent or such Lender harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Section 6.8 shall survive execution and delivery of this Agreement and the documents, agreements and instruments to be executed or delivered herewith.

6.9. Relationship. Each Borrower agrees that the relationship between Agent and such Borrower and between each Lender and Borrower is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between Agent and any Borrower or between any Lender and any Borrower. Each Borrower acknowledges that Agent and each Lender has acted at all times only as a creditor to such Borrower within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or any Lender attempted to exercise any control over such Borrower or its business or affairs. Each Borrower further acknowledges that Agent and each Lender has not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects such Borrower’s ownership of Collateral.

6.10. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.11. Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

6.12. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Execution and delivery of an executed counterpart of this Agreement by facsimile, “pdf” or other electronic transmission shall be equally effective as the delivery of a manually executed original of this Agreement.

[signatures on following page]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first above written.

BORROWERS:	SCHOOL SPECIALTY, INC., a Wisconsin corporation

	By:	/s/ Michael P. Lavelle
	Name:	Michael P. Lavelle
	Title:	CEO & President

CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company

	By:	/s/ Michael P. Lavelle
	Name:	Michael P. Lavelle
	Title:	CEO & President

SPORTIME, LLC, a Delaware limited liability company

	By:	/s/ Michael P. Lavelle
	Name:	Michael P. Lavelle
	Title:	CEO & President

DELTA EDUCATION, LLC, a Delaware limited liability company

	By:	/s/ Michael P. Lavelle
	Name:	Michael P. Lavelle
	Title:	CEO & President

PREMIER AGENDAS, INC., a Washington corporation

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

CHILDCRAFT EDUCATION CORP., a New York corporation

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

BIRD-IN-HAND WOODWORKS, INC., a New Jersey corporation

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

CALIFONE INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent, as Co-Collateral Agent, and as a Lender

By:	/s/ Laura Nickas
Name:	Laura Nickas

Its Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a Co-Collateral Agent, and as a Lender

By:	/s/ Kai Sorensen
Name:	Kai Sorensen

Its Authorized Signatory

BANK OF MONTREAL, as a Lender

By:	/s/ Josh Hovermale
Name:	Josh Hovermale

Its Authorized Signatory

CIT FINANCE LLC,, as a Lender

By:	/s/ Neal T. Legan
Name:	Neal T. Legan

Its Authorized Signatory

EXHIBIT A

to

AMENDMENT NO. 2 TO

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

EXHIBIT B-3

Budget Supplement

EXHIBIT B

to

AMENDMENT NO. 2 TO

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SCHEDULE 5.16

Milestones

1.	[Intentionally omitted.]

2.	[Intentionally omitted.]

3.	[Intentionally omitted.]

4. On or before March 19, 2013 (or such later date as Agent, Co-Collateral Agents and the Required Lenders shall agree), (i) the Bankruptcy Court shall have entered a final order establishing procedures with respect to the marketing and sale of the assets of debtors in the Bankruptcy Cases (the “Debtors”), which order shall be in form and substance (and any modification thereto) reasonably acceptable to Agent and Co-Collateral Agents, and (ii) the Debtors shall have filed a plan of reorganization (the “Plan”) and a motion seeking approval of the disclosure statement and solicitation procedures related to the Plan (the “Disclosure Statement Motion”), in each case, in form and substance (and any modification thereto) reasonably acceptable to Agent, Co-Collateral Agents and the Required Lenders.

5. On or before April 23, 2013 (or such later date as Agent, Co-Collateral Agents and the Required Lenders shall agree), obtain entry of an order of the Bankruptcy Court granting the Disclosure Statement Motion, which order (and any modifications thereto) shall be in form and substance reasonably acceptable to Agent, Co- Collateral Agents and the Required Lenders.

6. On or before April 26, 2013 (or such later date as Agent and Co-Collateral Agents shall agree in its sole discretion), the debtors in the Bankruptcy Cases shall have commenced the solicitation of votes in connection with the Plan pursuant to sections 1125 and 1126 of the Bankruptcy Code.

7. On or before May 6, 2013, Agent shall have received the executed Exit Financing Commitment Letter(s) and such Exit Financing Commitment Letter(s) shall remain unmodified and in full force and effect.

8. On or before May 8, 2013, assuming sufficient interest to purchase the Debtors’ assets has been expressed in the Debtors’ reasonable business judgment, an auction shall have been conducted to determine the highest and/or best bid for the Debtors’ assets (the “Auction”) auction, unless Agent shall have received the executed Exit Financing Commitment Letter(s) on or before May 6, 2013.

9. On or before May 17, 2013 (or such later date as Lenders shall agree), the Bankruptcy Court shall have entered (i) a final order approving the sale of the Debtors’ assets to the winning bidder at the Auction (assuming that an Auction has been held and a winning bidder and backup bidder, if any have been selected) (the “Sale Order”), which order (and any modification thereto) shall be in form and substance reasonably acceptable to Lenders, or (ii) the order confirming the Plan pursuant to section 1129 of the Bankruptcy Code (assuming the Plan has obtained the requisite votes), which order (and any modification thereto) shall be in form and substance reasonably acceptable to Lenders.

10. On or before May 31, 2013, (i) the sale of the Loan Parties’ assets shall have closed (assuming that an Auction has been held and a winning bidder and backup bidder, if any, have been selected) and the Existing Obligations and Obligations shall have been Paid in Full, or (ii) the effective date of the plan shall have occurred and the Existing Obligations and Obligations shall have been Paid in Full.

For purposes of Milestones 4, 5, and 9, any Plan, Disclosure Statement Motion, order approving the Disclosure Statement Motion, order confirming the Plan or Sale Order that (i) does not provide that the Obligations and Existing Secured Obligations shall be Paid in Full on or before the May 31, 2013 or (ii) modifies or impairs any of the Lenders’ rights under the Financing Order, including the extent, validity and priority of Liens, shall be deemed not reasonable.

EXHIBIT C

to

AMENDMENT NO. 2 TO

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 2 to Debtor-in-Possession Credit Agreement (the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Debtor-in-Possession Credit Agreement dated as of January 31, 2013 (as amended by that certain Amendment No. 1 to Debtor-in-Possession Credit Agreement, dated as of February 27, 2013, and as further amended, supplemented, extended, renewed, restated or otherwise modified from time to time) among Agent, Borrowers and the Lenders from time to time party thereto; (ii) consents to Borrowers’ execution and delivery of the Agreement; (iii) agrees to be bound by the Agreement; (iv) affirms that nothing contained in the Agreement, except as specifically stated therein, shall modify in any respect whatsoever any Loan Document to which it is a party; and (v) reaffirms its obligations under (a) the Guaranty and Security Agreement and (b) each of the other Loan Documents to which it is a party (as modified by the Agreement, collectively, the “Reaffirmed Loan Documents”) and confirms that such obligations are unconditional and not subject to any defense, setoff, counterclaim or other adverse claim. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The undersigned further agree that after giving effect to the Agreement, each Reaffirmed Loan Document shall remain in full force and effect.

FREY SCIENTIFIC, INC.

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

SAX ARTS & CRAFTS, INC.

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President

SELECT AGENDAS, CORP.

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	CEO & President